 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2017

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On or around October 9, 2017, Vertex Energy, Inc. (“Vertex”), its wholly-owned subsidiary, Vertex Energy Operating, LLC and substantially all of its other direct and indirect subsidiaries (collectively, “Vertex Operating”), entered into a First Amendment and Consent to Credit Agreement, with Encina Business Credit, LLC, as agent (the “Agent”) and Encina Business Credit SPV, LLC (“Encina”) and CrowdOut Capital LLC (“CrowdOut”), as lenders. The First Amendment and Consent to Credit Agreement corrected several drafting errors from the original Credit Agreement

On December 15, 2017, we and Vertex Operating, entered into (a) a First Amendment to ABL Credit Agreement, with the Agent, and Encina, as lender; and (b) a Second Amendment to Credit Agreement, with the Agent, and Encina and CrowdOut, as lenders (collectively, the “Credit Agreement Amendments”).

The Credit Agreement Amendments amended the ABL Credit Agreement and Credit Agreement (collectively, the “Credit Agreements”) the Company entered into on February 1, 2017, with the Agent and the various lenders party thereto to decrease the required minimum availability under the Credit Agreements to $1.5 million for periods prior to December 31, 2017 (effective as of November 5, 2017) and $2.5 million thereafter. Previously the Company was required to maintain minimum availability of at least $2.5 million at all times.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

10.1	Credit Agreement dated as of February 1, 2017, by and among Vertex Energy Operating, LLC, as the Lead Borrower for the Borrowers named therein, the Guarantors named therein, Encina Business Credit, LLC as Agent and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on February 7, 2017)

10.2	ABL Credit Agreement dated as of February 1, 2017, by and among Vertex Energy Operating, LLC, as the Lead Borrower for the Borrowers named therein, the Guarantors named therein, Encina Business Credit, LLC as Agent and the Lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on February 7, 2017)

10.3*	Form of First Amendment and Consent to Credit Agreement dated October 9, 2017, by and among Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC as Agent and the Lenders party thereto

10.4*	Second Amendment to Credit Agreement dated December 15, 2017, by and among Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC as Agent and the Lenders party thereto

10.5*	First Amendment to ABL Credit Agreement dated December 15, 2017, by and among Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC as Agent and the Lenders party thereto

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: December 18, 2017	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement dated as of February 1, 2017, by and among Vertex Energy Operating, LLC, as the Lead Borrower for the Borrowers named therein, the Guarantors named therein, Encina Business Credit, LLC as Agent and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on February 7, 2017)

10.2	ABL Credit Agreement dated as of February 1, 2017, by and among Vertex Energy Operating, LLC, as the Lead Borrower for the Borrowers named therein, the Guarantors named therein, Encina Business Credit, LLC as Agent and the Lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on February 7, 2017)

10.3*	Form of First Amendment and Consent to Credit Agreement dated October 9, 2017, by and among Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC as Agent and the Lenders party thereto

10.4*	Second Amendment to Credit Agreement dated December 15, 2017, by and among Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC as Agent and the Lenders party thereto

10.5*	First Amendment to ABL Credit Agreement dated December 15, 2017, by and among Vertex Energy, Inc., Vertex Energy Operating, LLC, Encina Business Credit, LLC as Agent and the Lenders party thereto

* Filed herewith.